UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report	April 2, 2007
(Date of earliest event reported)

Protection One Alarm
Protection One, Inc.	Monitoring, Inc.
(Exact Name of Registrant	(Exact Name of Registrant
as Specified in Charter)	as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction	(State or Other Jurisdiction
of Incorporation)	of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer	(I.R.S. Employer
Identification No.)	Identification No.)

1035 N. 3rd St.	1035 N. 3rd St.
Suite 101	Suite 101
Lawrence, Kansas 66044	Lawrence, Kansas 66044
(Address of Principal Executive	(Address of Principal Executive
Offices, Including Zip Code)	Offices, Including Zip Code)

(785) 856-5500	(785) 856-5500
(Registrant’s Telephone Number,	(Registrant’s Telephone Number,
Including Area Code)	Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchage Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Amendment No. 1 to Form 8-K is being filed to amend the current report on Form 8-K filed by Protection One, Inc. (the “Company”) and Protection One Alarm Monitoring, Inc. on April 6, 2007 to (i) include the financial statements and pro forma financial information previously omitted in accordance with Item 9.01 of Form 8-K and (ii) check the box on the cover page and add an appropriate legend indicating that the current report on Form 8-K is a written communication pursuant to Rule 425 under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The Company hereby incorporates by reference the audited financial statements of Integrated Alarm Services Group, Inc. appearing at pages F-1 through F-34 of Integrated Alarm Services Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006 and Item 9A of such Form 10-K.

(b) Pro Forma Financial Information

The pro forma financial information required by this item is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Integrated Alarm Services Group, Inc.

99.1	Unaudited Pro Forma Condensed Combined Financial Information

*              *              *

Additional Information about the Merger

A Registration Statement on Form S-4, containing a proxy statement/prospectus relating to the merger of Protection One and IASG, was declared effective by the Securities and Exchange Commission on February 13, 2007. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Investors are able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Protection One and IASG, without charge, at the SEC’s Web site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a written request to Protection One, Inc., Attention: Corporate Secretary, 1035 N 3rd Street, Suite 101, Lawrence, KS 66044, or calling (785) 856-9368.

Protection One, IASG and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from IASG stockholders in respect of the proposed transaction. Information regarding Protection One’s directors and executive officers is available in Protection One’s information statement for its 2006 annual meeting of stockholders, as filed with the SEC on April 28, 2006, and in the proxy statement/prospectus referred to above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: April 20, 2007	By: /s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer

PROTECTION ONE ALARM
MONITORING, INC.

Date: April 20, 2007	By: /s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer